CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
Supplement to
Calvert Variable Products Prospectus (Calvert VP SRI Portfolios)
dated April 30, 2015
Summary Prospectus
dated April 30, 2015, as revised November 4, 2015
Date of Supplement: March 3, 2016
Effective on or about May 1, 2016, Calvert Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”) will (i) change its Investment Objective and Principal Investment Strategies, (ii) be re-named Calvert VP SRI Large Cap Core Portfolio, and (iii) change the portfolio managers responsible for the day-to-day management of the Portfolio.
Effective on or about May 1, 2016, the Prospectus and Summary Prospectus are amended as follows:
All references to "Calvert VP SRI Large Cap Value Portfolio" are deleted and replaced with "Calvert VP SRI Large Cap Core Portfolio".
The respective sections of the Portfolio Summary for Calvert VP SRI Large Cap Value Portfolio are amended as follows:
Change of Investment Objective
The text under Investment Objective is deleted and replaced by the following:
The Portfolio seeks to provide a total return which exceeds the total return of the Russell 1000 Index over a market cycle.
Change of Principal Investment Strategies
The text under "Investments, Risks and Performance – Principal Investment Strategies" is deleted and replaced by the following:
The Portfolio employs an active investment strategy and invests primarily in the common stocks of U.S. large-cap companies that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility investment factors. The Portfolio’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (“ESG”) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Portfolio’s risk profile relative to its benchmark, the Russell 1000 Index, and minimizing transaction costs. The Portfolio may sell a security when it no longer appears attractive under this process.
The Portfolio will normally invest at least 80% of its net assets, including borrowings for investment purposes, in the equity securities (common stock) of large capitalization companies. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Portfolio defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell 1000 Index ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion. Although primarily investing in large-cap U.S. companies, the Portfolio may also invest in mid-cap and small-cap companies. The Portfolio may invest up to 25% of its net assets in foreign securities.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.

Changes to Principal Risks
Under "Investments, Risks and Performance – Principal Risks”, delete "Value Stock Risk".
Under "Investments, Risks and Performance – Principal Risks”, delete “Responsible Investing Risk" and insert the following:
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company's ESG performance or the Advisor's assessment of a company's ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio's responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company's ESG performance. Successful application of the Portfolio's responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Change to Portfolio Management
Under“Portfolio Management”, the table in that section is deleted and replaced by the following table:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Joshua Linder, CFA	Portfolio Manager	Since May 2016
Christopher Madden, CFA	Portfolio Manager	Since May 2016
Kurt Moeller, CFA	Portfolio Manager	Since May 2016
Jade Huang	Portfolio Manager	Since May 2016
Change to the Annual Fund Operating Expenses
The Annual Fund Operating Expenses table under "Fees and Expenses of the Fund" is deleted and replaced by the following table.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.60%
Other expenses	0.12%
Total annual fund operating expenses	0.72%
1Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Change to the Example
The Example is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Management” section of the Statutory Prospectus, the information for "Calvert VP SRI Large Cap Value Portfolio" is deleted and replaced by the following:
Calvert VP SRI Large Cap Core Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager
In the table under “Advisory Fees” the line item for "Calvert VP SRI Large Cap Value Fund" is deleted and replaced by the following:

Portfolio	Advisory Fee
Calvert VP SRI Large Cap Core Portfolio	0.50%